SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                 Date of Report:    December 1, 1995
                  (Date of earliest event reported)



                     THE MANITOWOC COMPANY, INC.
        (Exact name of registrant as specified in its charter)



    Wisconsin            1-11978          39-0448110
-----------------    --------------    -----------------
 (State or other       (Commission       (IRS Employer
 jurisdiction of      File Number)      Identification
 incorporation)                             Number)



  500 South 16th Street, Manitowoc, WI       54220
-----------------------------------------------------------
(Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code (414-684-4410)



700 East Magnolia Avenue, Suite B, Manitowoc, WI  54220
---------------------------------------------------------------
(Former name or former address, if changed since last report)
(Zip Code)



Item 2.   Acquisition or Disposition of Assets
--------------------------------------------------------------

On December 1, 1995, The Manitowoc Company, Inc. ("Manitowoc"), pursuant to its previously reported Stock Purchase Agreement, dated as of October 24, 1995, as amended by the First Amendment to Stock Purchase Agreement, dated as of December 1, 1995 (the "Stock Purchase Agreement"), completed the purchase of the outstanding common stock of The Shannon Group, Inc. ("Shannon") from Trivest Institutional Fund, Ltd., Trivest Investors Fund, Ltd., Trivest Principals' Fund 1988 and Gary L. Hainley (collectively, the "Shannon Stockholders").

The aggregate consideration given by Manitowoc for all the outstanding common stock of Shannon, as well as for certain warrants for Shannon common stock (the "Warrants") held by General Electric Capital Corporation ("GECC") (such warrant transaction to be closed in early January, 1996) was $126.0 million, of which $50.9 million was paid in cash at the December 1, 1995 closing (and an additional $19.8 million will be paid at the closing for the Warrants) and the balance comprised of borrowed money debt (which was paid off at the December 1, 1995 closing) and retained industrial revenue bonds, as well as a redemption payment for all of the outstanding preferred stock of Shannon. The purchase price paid to the Shannon Stockholders is subject to a post-closing adjustment based on net working capital at December 1, 1995, as set forth in the Stock Purchase Agreement. In addition, the Stock Purchase Agreement also provides for an earnout payment to be made by Manitowoc of up to $7 million, based on Shannon's calendar year 1995 gross profit. The aggregate consideration for the purchase of all the outstanding common stock of Shannon and the Warrants was determined by arm's length negotiation between the parties to the Stock Purchase Agreement and GECC.

The transaction was financed through credit facilities provided under a Credit Agreement, dated as of December 1, 1995, among Manitowoc, as Borrower, certain subsidiaries of Manitowoc from time to time parties thereto, as Guarantors, the several lenders from time to time parties thereto, and NationsBank, N.A., as Agent (the "Credit Agreement"). Manitowoc will account for the acquisition as a purchase.

Shannon is a manufacturer of commercial refrigerators, freezers and related products, ranging from small under-counter units to 300,000 square foot refrigerated warehouses. Among its wide range of products, Shannon is best known for its foamed-in-place walk-in refrigeration units, wood rail walk-in units, refrigerated food-prep tables, reach-in refrigerator/freezers and modular refrigeration systems. Shannon is the primary or sole supplier of walk-in refrigerator/freezers to many of the leading restaurant and grocery chains in the United States. Presently, Shannon produces its refrigeration products at nine facilities located in Tennessee, Iowa and Wisconsin, and employs 1,200 persons.

Shannon's products are marketed under six brand names. It is Manitowoc's intention to preserve these brand identities, as well as to keep Shannon's businesses operating independently under the direction of the present management. The acquisition is expected to complement Manitowoc's existing food service product line.

The Stock Purchase Agreement and the Credit Agreement are exhibits to this report and are incorporated herein by reference. The descriptions thereof herein do not purport to be complete and are qualified in their entirety by reference to the provisions of the respective agreements.

Item 7.   Financial Statements and Exhibits
-----------------------------------------------------------

          (a)  Financial Statements.

               As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements for Shannon required by this Item 7(a). In accordance with
Item 7(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K as soon as practicable, but no later than February 14, 1996.

          (b)  Pro Forma Financial Information.

               As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with
Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable, but no later than February 14, 1996.

          (c)  Exhibits.

               See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.



                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



DATE:     December 15, 1995   THE MANITOWOC COMPANY, INC.
                                  (Registrant)



                              By:    /s/  Robert R. Friedl
                                 --------------------------
                                 Robert R. Friedl,
                                 Vice President and
                                 Chief Financial Officer



                     THE MANITOWOC COMPANY, INC.

                            EXHIBIT INDEX

                                  TO

                       FORM 8-K CURRENT REPORT

                        Dated December 1, 1995

                                                    Incorporated
                                                       Herein
 Exhibit                                             By Reference        Filed
   No.          Description                               To           Herewith
----------   ----------------                      -----------------      ----

  2.1   *    Stock Purchase Agreement, dated        Exhibit 2 to the
             as of October 24, 1995, for the        Registrant's Current
             acquisition of The Shannon Group,      Report on Form 8-K
             Inc. by The Manitowoc Company, Inc.    October 25, 1995

  2.2   *    First Amendment to Stock Purchase                               X
             Agreement, dated as of December 1,
             1995, for the acquisition of The Shannon
             Group, Inc. by The Manitowoc Company,
             Inc.

  4.1   *    Credit Agreement, dated as of December 1,                       X
             1995, among The Manitowoc Company, Inc., as Borrower, certain subsidiaries from time to time parties thereto, as Guarantors, the several Lenders, and NationsBank, N.A., as Agent.

  4.2   *    Security and Pledge Agreement, dated as of                      X
             December 1, 1995, among The Manitowoc
             Company, Inc., certain of its subsidiaries and NationsBank, N.A.

 20.1        Press Release dated December 1, 1995 regarding                  X
             completing the acquisition of The Shannon Group, Inc.


* Pursuant to Item 601(b) (2) of Regulation S-K, the Registrant agrees to furnish to the Securities and Exchange Commission upon request a copy of any unfiled exhibits or schedules to such document.